SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 April 16, 1998
                            (Earliest Event Reported)

                          Total System Services, Inc.
                          (Exact Name of Registrant as
                            Specified in its Charter)

 Georgia                         1-10254                     58-1493818
(State of                     (Commission File              (IRS Employer
  Incorporation)                Number)                  Identification Number)

                   1200 Sixth Avenue, Columbus, Georgia 31901
                    (Address of principal executive offices)

                                 (706) 649-2267
                         (Registrant's Telephone Number)

          (Former name or former address, if changed since last report)






Item 5.           Other Events.

         On April 16, 1998, Total System Services, Inc. ("Registrant") announced a three-for-two stock split and a 33.3% increase in the quarterly dividend of Registrant's common stock. On a pre-split basis, the quarterly dividend will be increased to $.015 from $.01125. The cash dividend will be payable on July 1, 1998, to shareholders of record as of June 18, 1998. The three-for-two stock split will be issued on May 8, 1998, to shareholders of record as of April 27, 1998 with a brokers' cut-off date of May 4, 1998. On a post-split basis, the new quarterly dividend will be $.01 per share.

         A copy of Registrant's press release regarding the announcement referenced above is attached hereto as Exhibit 99.1, and by this reference made a part hereof.

The following summary of selected financial data is presented below on both a pre-split and post-split basis. All post-split share and per share information has been retroactively restated to reflect the stock split as if it had occurred on January 1, 1993

                                   PRE-SPLIT
Five Year Selected Financial Data
(In thousands, except per share data)

                                                                     Years Ended December 31,
                                                 ----------------------------------------------------------
(in thousands except per share data)                   1997        1996       1995        1994        1993
------------------------------------------------------------------------------------------------------------
Income Statement Data:
Revenues:
        Bankcard data processing services .......$   324,718     277,870    218,953     166,194     136,650
        Other services ..........................     36,781      33,778     30,755      21,377      15,424
------------------------------------------------------------------------------------------------------------
                Total revenues ..................    361,499     311,648    249,708     187,571     152,074
------------------------------------------------------------------------------------------------------------
Expenses:
        Salaries and other personnel expense ....    147,438     124,259     94,946      73,051      54,517
        Net occupancy and equipment expense .....     94,685      82,118     64,549      51,283      43,421
        Other operating expenses ................     59,447      53,368     47,291      28,139      21,521
------------------------------------------------------------------------------------------------------------
                Total operating expenses ........    301,570     259,745    206,786     152,473     119,459
------------------------------------------------------------------------------------------------------------
        Equity in income (loss) of joint ventures      9,347       7,094         69         (13)       --
------------------------------------------------------------------------------------------------------------
                Operating income ................     69,276      58,997     42,991      35,085      32,615
------------------------------------------------------------------------------------------------------------

Nonoperating income:
        Gain (loss) on disposal of equipment, net        (36)         31       (123)         65         335
        Interest income, net of expense .........      2,315       1,416        839         264         (80)
------------------------------------------------------------------------------------------------------------
                Total nonoperating income .......      2,279       1,447        716         329         255
------------------------------------------------------------------------------------------------------------
                Income before income taxes ......     71,555      60,444     43,707      35,414      32,870
Income taxes ....................................     24,077      21,007     15,977      12,924      12,647
------------------------------------------------------------------------------------------------------------
                Net income ......................$    47,478      39,437     27,730      22,490      20,223
===========================================================================================================
                Basic earnings per share ........$       .37         .31        .21         .17         .16
===========================================================================================================
                Diluted earnings per share ......$       .37         .30        .21         .17         .16
===========================================================================================================
Cash dividends declared per share ...............$      .045        .045       .045        .040        .035
===========================================================================================================
Weighted average common shares outstanding ......    129,304     129,287    129,263     129,259     128,811
===========================================================================================================
Weighted average common and common
        equivalent shares outstanding ...........    129,492     129,451    129,416     129,445     128,952
===========================================================================================================

------------------------------------------------------------------------------

                                             December 31,
-----------------------------------------------------------------------------
(in thousands)             1997       1996      1995      1994     1993
-----------------------------------------------------------------------------
Balance Sheet Data:
Total assets ............$296,858   245,759   199,000   165,042   133,339
Working capital .........  70,899    52,274    37,687    33,421    30,594
Total long-term debt.....     475       676       931     1,162     1,707
Shareholders' equity..... 221,255   178,878   144,472   123,004   102,278

                                   POST-SPLIT
The following table has been restated for the three-for-two stock split declared on April 16, 1998.

Five Year Selected Financial Data
(In thousands, except per share data)

                                                                     Years Ended December 31,
                                                 ----------------------------------------------------------
(in thousands except per share data)                   1997        1996       1995        1994        1993
------------------------------------------------------------------------------------------------------------
Income Statement Data:
Revenues:
        Bankcard data processing services .......$   324,718     277,870    218,953     166,194     136,650
        Other services ..........................     36,781      33,778     30,755      21,377      15,424
------------------------------------------------------------------------------------------------------------
                Total revenues ..................    361,499     311,648    249,708     187,571     152,074
------------------------------------------------------------------------------------------------------------
Expenses:
        Salaries and other personnel expense ....    147,438     124,259     94,946      73,051      54,517
        Net occupancy and equipment expense .....     94,685      82,118     64,549      51,283      43,421
        Other operating expenses ................     59,447      53,368     47,291      28,139      21,521
------------------------------------------------------------------------------------------------------------
                Total operating expenses ........    301,570     259,745    206,786     152,473     119,459
------------------------------------------------------------------------------------------------------------
        Equity in income (loss) of joint ventures      9,347       7,094         69         (13)       --
------------------------------------------------------------------------------------------------------------
                Operating income ................     69,276      58,997     42,991      35,085      32,615
------------------------------------------------------------------------------------------------------------

Nonoperating income:
        Gain (loss) on disposal of equipment, net        (36)         31       (123)         65         335
        Interest income, net of expense .........      2,315       1,416        839         264         (80)
------------------------------------------------------------------------------------------------------------
                Total nonoperating income .......      2,279       1,447        716         329         255
------------------------------------------------------------------------------------------------------------
                Income before income taxes ......     71,555      60,444     43,707      35,414      32,870
Income taxes ....................................     24,077      21,007     15,977      12,924      12,647
------------------------------------------------------------------------------------------------------------
                Net income ......................$    47,478      39,437     27,730      22,490      20,223
===========================================================================================================
                Basic earnings per share ........$       .24         .20        .14         .12         .10
===========================================================================================================
                Diluted earnings per share ......$       .24         .20        .14         .12         .10
===========================================================================================================
Cash dividends declared per share ...............$      .030        .030       .030        .027        .023
===========================================================================================================
Weighted average common shares outstanding ......    193,956     193,931    193,895     193,889     193,217
===========================================================================================================
Weighted average common and common
        equivalent shares outstanding ...........    194,239     194,177    194,123     194,167     193,428
===========================================================================================================

------------------------------------------------------------------------------

                                             December 31,
-----------------------------------------------------------------------------
(in thousands)             1997       1996      1995      1994     1993
-----------------------------------------------------------------------------
Balance Sheet Data:
Total assets ............$296,858   245,759   199,000   165,042   133,339
Working capital .........  70,899    52,274    37,687    33,421    30,594
Total long-term debt.....     475       676       931     1,162     1,707
Shareholders' equity..... 221,255   178,878   144,472   123,004   102,278

Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits.

         (a)      Financial Statements - None.

         (b)      Pro Forma Financial Information - None.

         (c)      Exhibits

                  99.1 - Registrant's press release, April 16, 1998

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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               TOTAL SYSTEM SERVICES, INC.

                                               ("Registrant")

Dated: April 16, 1998                          By:/s/ Kathleen Moates
       --------------------------                 -------------------
                                                      Kathleen Moates
                                                      Deputy General Counsel

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                                  Exhibit Index

Exhibit Number                                       Description

99.1                                                 Registrant's
                                                     press release
                                                     dated April 16, 1998



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